Filed Pursuant to Rule 497(e)

Registration File No. 333-184361

SharesPost 100 Fund

(the “Fund”)

Supplement dated July 22, 2015 to the Prospectus of the Fund dated May 1, 2015

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

1.	The information in the Prospectus is supplemented to reflect the fact that the Fund may invest in equity-linked securities as follows:

(a)	On the cover page of the Prospectus, the sentence beginning “The Fund’s investment objective is capital appreciation […]” shall be deleted and replaced with the following:

“The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies (“Portfolio Companies”) primarily comprising the SharesPost 100, a list of companies (the “SharesPost 100”) selected and maintained by SP Investments Management, LLC, a Delaware limited liability company and the Fund’s investment adviser (the “Investment Adviser”).”

(b)	On page 2 of the Prospectus, under the heading labeled “Investment Objective and Strategies”, the first sentence of the first paragraph shall be replaced with the following:

“The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies (“Portfolio Companies”).”

(c)	The first sentence of the last paragraph on page 2 and the first sentence of the last paragraph on page 19 of the Prospectus shall each be replaced with the following:

“As discussed above, the Fund invests primarily in equity securities of Portfolio Companies, which consists of shares of either common or a series of preferred stock of such company or convertible debt issued by such company which is convertible into shares of common or a series of preferred stock of such company.”

(d)	On page 19 of the Prospectus, the first sentence of the third paragraph shall be replaced with the following:

“The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies.”

(e)	On page 23 of the Prospectus, the first bullet point shall be replaced with the following:

“ •	these Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which our holdings could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our investment.”

(f)	On page 25 of the Prospectus, the first sentence of the first full paragraph shall be replaced with the following:

“In addition, because we deploy our capital to invest primarily in private equity securities, we do not expect realization events, if any, to occur in the near term with respect to the majority of our Portfolio Companies. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.”

(g)	On page 28 of the Prospectus, the last paragraph shall be replaced with the following:

“Our investments are, and are expected to be, primarily in equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares we may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment (or upon conversion of equity-linked securities), we generally become bound to the contractual transfer limitations imposed on the subject company's stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as a company’s majority shareholder, if the majority stockholder sell its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular Portfolio Company, our ability to liquidate such securities may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy) if we are unable to find buyers acceptable to our Portfolio Companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.”